Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Steve Sturgeon

QLogic Corporation

858.472.5669

steve.sturgeon@qlogic.com

Investor Contact:

Jean Hu

QLogic Corporation

949.389.7579

jean.hu@qlogic.com

QLOGIC REPORTS SECOND QUARTER

RESULTS FOR FISCAL YEAR 2013

ALISO VIEJO, Calif., October 25, 2012—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its second quarter financial results for the period ended September 30, 2012.

Second Quarter Highlights

•	Net revenue: $117.9 million

•	GAAP income from continuing operations: $11.8 million or $0.13 per diluted share

•	Non-GAAP income from continuing operations: $16.8 million or $0.18 per diluted share

•	Operating margin: 11.0% GAAP, 17.2% non-GAAP

•	Cash and marketable securities: $484.4 million as of September 30, 2012

•	Cash generated from operations: $41.8 million

Financial Results

Net revenue for the second quarter of fiscal 2013 was $117.9 million compared to $136.3 million in the same quarter last year. Revenue from Host Products was $89.6 million during the second quarter of fiscal 2013 compared to $103.4 million in the same quarter last year. Revenue from Network Products was $17.6 million during the second quarter of fiscal 2013 compared to $19.0 million in the same quarter last year. Revenue from Silicon Products was $10.7 million during the second quarter of fiscal 2013 compared to $13.9 million in the same quarter last year.

Income from continuing operations on a GAAP basis for the second quarter of fiscal 2013 was $11.8 million, or $0.13 per diluted share, compared to $26.5 million, or $0.26 per diluted share, for the second quarter of fiscal 2012. Income from continuing operations on a non-GAAP basis for the second quarter of fiscal 2013 was $16.8 million, or $0.18 per diluted share, compared to $32.0 million, or $0.31 per diluted share, for the second quarter of fiscal 2012.

“Despite the challenging macroeconomic environment and weakness in enterprise server sales, we delivered fiscal second quarter revenue of $117.9 million, above the mid-point of our guidance range,” said Simon Biddiscombe, president and chief executive officer, QLogic. “During these difficult times, we remain committed to our long-term strategy of focus and investment in both our core and expansion markets to drive our future growth and shareholder value.”

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s fiscal 2013 second quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Simon Biddiscombe, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (877) 627-6585, pass code: 8531242.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends, and the focus and investments that may drive future growth and shareholder value) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: unfavorable economic conditions; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; the ability to attract and retain key personnel; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; a reduction in sales efforts by current distributors; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; uncertain benefits from strategic business combinations, acquisitions and divestitures; declines in the market value of the company’s marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; security system risks, data protection breaches and cyber-attacks; and issues related to the upgrade of the company’s enterprise resource planning system.

More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 30, 2012	October 2, 2011	September 30, 2012	October 2, 2011
Net revenues	$117,867	$136,275	$248,238	$280,756
Cost of revenues	38,980	43,345	82,293	88,213

Gross profit	78,887	92,930	165,945	192,543

Operating expenses:
Engineering and development	38,024	35,065	77,482	69,917
Sales and marketing	19,739	18,509	38,625	38,230
General and administrative	8,139	8,854	16,812	18,017

Total operating expenses	65,902	62,428	132,919	126,164

Operating income	12,985	30,502	33,026	66,379
Interest and other income, net	954	1,080	2,032	2,128

Income from continuing operations before income taxes	13,939	31,582	35,058	68,507
Income taxes	2,159	5,075	4,837	7,804

Income from continuing operations	11,780	26,507	30,221	60,703
Income from discontinued operations, net of income taxes	94	2,147	39	377

Net income	$11,874	$28,654	$30,260	$61,080

Income from continuing operations per share:
Basic	$0.13	$0.26	$0.32	$0.58
Diluted	$0.13	$0.26	$0.31	$0.58
Income from discontinued operations per share:
Basic	$—	$0.02	$—	$0.01
Diluted	$—	$0.02	$—	$—
Net income per share:
Basic	$0.13	$0.28	$0.32	$0.59
Diluted	$0.13	$0.28	$0.31	$0.58
Number of shares used in per share calculations:
Basic	93,762	103,273	95,584	103,976
Diluted	93,949	103,562	96,159	104,676

QLOGIC CORPORATION

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO

NON-GAAP INCOME FROM CONTINUING OPERATIONS

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 30, 2012	October 2, 2011	September 30, 2012	October 2, 2011
GAAP income from continuing operations	$11,780	$26,507	$30,221	$60,703
Items excluded from GAAP income from continuing operations:
Stock-based compensation	7,045	7,539	16,322	16,729
Amortization of acquisition-related intangible assets	243	244	487	488
Income tax effect	(2,251)	(2,312)	(4,868)	(4,787)

Total non-GAAP adjustments	5,037	5,471	11,941	12,430

Non-GAAP income from continuing operations	$16,817	$31,978	$42,162	$73,133

Income from continuing operations per diluted share:
GAAP income from continuing operations	$0.13	$0.26	$0.31	$0.58
Adjustments	0.05	0.05	0.13	0.12

Non-GAAP income from continuing operations	$0.18	$0.31	$0.44	$0.70

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core income from continuing operations and core income from continuing operations per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core profitability with historical periods and comparisons of the company’s core profitability with the corresponding results for competitors. Management believes that non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going profitability and related profitability on a per diluted share basis.

Management uses non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Six Months Ended
	September 30, 2012	October 2, 2011	September 30, 2012	October 2, 2011
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$540	$593	$1,310	$1,334
Amortization of acquisition-related intangible assets	243	244	487	488

Total cost of revenue adjustments	783	837	1,797	1,822

Operating expenses:
Engineering and development:
Stock-based compensation	3,096	3,296	7,414	7,692
Sales and marketing:
Stock-based compensation	1,633	1,701	3,598	3,383
General and administrative:
Stock-based compensation	1,776	1,949	4,000	4,320

Total operating expense adjustments	6,505	6,946	15,012	15,395

Total non-GAAP adjustments before income taxes	7,288	7,783	16,809	17,217
Income tax effect	(2,251)	(2,312)	(4,868)	(4,787)

Total non-GAAP adjustments	$5,037	$5,471	$11,941	$12,430

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	September 30, 2012	April 1, 2012
ASSETS
Current assets:
Cash and cash equivalents	$103,465	$164,516
Marketable securities	380,951	373,439

Total cash and marketable securities	484,416	537,955
Accounts receivable, net	72,948	76,588
Inventories	21,788	19,724
Deferred tax assets	15,034	16,780
Other current assets	26,111	35,842

Total current assets	620,297	686,889
Property and equipment, net	86,409	78,010
Goodwill	110,976	110,976
Purchased intangible assets, net	4,665	5,277
Deferred tax assets	34,391	30,558
Other assets	1,610	1,708

	$858,348	$913,418

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$35,736	$34,198
Accrued compensation	21,056	28,326
Accrued taxes	2,379	2,799
Deferred revenue	5,626	6,504
Other current liabilities	11,977	9,390

Total current liabilities	76,774	81,217
Accrued taxes	66,546	64,853
Other liabilities	6,330	7,505

Total liabilities	149,650	153,575

Stockholders’ equity:
Common stock	212	211
Additional paid-in capital	916,336	901,734
Retained earnings	1,647,461	1,617,201
Accumulated other comprehensive income	2,268	1,033
Treasury stock	(1,857,579)	(1,760,336)

Total stockholders’ equity	708,698	759,843

	$858,348	$913,418

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Six Months Ended
	September 30, 2012	October 2, 2011
Cash flows from operating activities:
Net income	$30,260	$61,080
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,524	16,359
Stock-based compensation	16,322	17,687
Deferred income taxes	(3,493)	509
Other non-cash items	2,094	1,524
Changes in operating assets and liabilities:
Accounts receivable	3,749	(16,625)
Inventories	(2,064)	3,423
Other assets	(2,223)	(652)
Accounts payable	2,222	2,137
Accrued compensation	(7,270)	(3,636)
Accrued taxes	12,908	156
Deferred revenue	(884)	(1,453)
Other liabilities	3,663	1,310

Net cash provided by operating activities	68,808	81,819

Cash flows from investing activities:
Purchases of available-for-sale securities	(137,446)	(242,274)
Proceeds from sales and maturities of available-for-sale securities	129,587	160,542
Purchases of property and equipment	(22,029)	(18,202)

Net cash used in investing activities	(29,888)	(99,934)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	4,894	9,959
Excess tax benefits from stock-based awards	128	539
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,505)	(5,363)
Purchases of treasury stock	(99,488)	(60,146)

Net cash used in financing activities	(99,971)	(55,011)

Net decrease in cash and cash equivalents	(61,051)	(73,126)
Cash and cash equivalents at beginning of period	164,516	147,780

Cash and cash equivalents at end of period	$103,465	$74,654

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Six Months Ended
	September 30, 2012	October 2, 2011	September 30, 2012	October 2, 2011
Host Products	$89,558	$103,448	$190,604	$212,373
Network Products	17,579	18,970	37,115	37,697
Silicon Products	10,730	13,857	20,519	30,686

	$117,867	$136,275	$248,238	$280,756